Lord Abbett Global Core Equity Fund

Supplement dated December 23, 2016 to the

Summary Prospectus dated November 30, 2016

The following is being added as the first paragraph under the section “Principal Risks” beginning on page 5 of the summary prospectus:

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

Please retain this document for your future reference.